Exhibit 10.2
Execution Version
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
by and among
LAS VEGAS SANDS CORP.
and the STOCKHOLDERS named therein

Dated: September 30, 2008

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AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
          AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of September 30, 2008, by and among Las Vegas Sands Corp., a Nevada corporation (the “Company”), Dr. Miriam Adelson (the “Adelson Purchaser”), the other Adelson Holders (as defined below) and the Other Holders (as defined below) that are party to this Agreement from time to time.
          WHEREAS, the Company consummated an Initial Public Offering (as hereinafter defined) on December 20, 2004;
          WHEREAS, the Company and U.S. Bank National Association (the “Trustee”) have executed an Indenture, dated as of the date hereof (the “Base Indenture”);
          WHEREAS, pursuant to the terms of the Base Indenture, the Company has executed and delivered to the Trustee, a First Supplemental Indenture, dated as of the date hereof (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), providing for the issuance, and setting forth the terms, of the Company’s 6 1/2% Convertible Senior Notes due 2013 (the “Convertible Senior Notes”);
          WHEREAS, under the Convertible Note Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), by and between the Adelson Purchaser and the Company, the Company has agreed to sell, and the Adelson Purchaser has agreed to purchase, Convertible Senior Notes of the Company;
          WHEREAS, in order to induce the Adelson Purchaser to purchase the Notes pursuant to the Purchase Agreement and to provide for the grant of registration rights with respect to the Registrable Securities (as hereinafter defined), the Company is willing to enter into this Agreement.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          1. DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
          “Adelson Holders” means collectively Sheldon G. Adelson, the Sheldon G. Adelson 2002 Remainder Trust, the Adelson Purchaser, the Sheldon G. Adelson 2005 Family Trust u/d/t dated April 25, 2005, the Dr. Miriam and Sheldon G. Adelson Charitable Trust u/d/t dated December 12, 1994, the ESBT Y TRUST u/d/t dated October 1, 2002, the ESBT S TRUST u/d/t dated October 1, 2002, the QSST A TRUST u/d/t dated October 1, 2002, the QSST M TRUST u/d/t dated October 1, 2002, the Sheldon G. Adelson 2004 Remainder Trust u/d/t dated May 31, 2004, the Sheldon G. Adelson 2007 Two Year LVS Annuity Trust u/d/t dated May 1, 2007, the Sheldon G. Adelson 2007 Three Year LVS Annuity Trust u/d/t dated May 1, 2007, the Sheldon G. Adelson July 2007 Two Year LVS Annuity Trust u/d/t dated July 30, 2007, the Sheldon G. Adelson July 2007 Three Year LVS Annuity Trust u/d/t dated July 30, 2007, the Sheldon G. Adelson April 2008 Two Year LVS Annuity Trust u/d/t dated

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April 1, 2008, the Sheldon G. Adelson April 2008 Three Year LVS Annuity Trust u/d/t dated April 1, 2008, the Sheldon G. Adelson July 2008 Two Year LVS Annuity Trust u/d/t dated July 28, 2008, the Sheldon G. Adelson July 2008 Three Year LVS Annuity Trust u/d/t dated July 28, 2008 and the assignees of each of the foregoing as permitted by Section 2(d) of this Agreement.
          “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to a Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.
          “Agreement” means this Registration Rights Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.
          “Approved Underwriter” has the meaning set forth in Section 3(f) of this Agreement.
          “Base Indenture” has the meaning set forth in the recitals of this Agreement.
          “Board of Directors” means the Board of Directors of the Company.
          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York or Nevada are authorized or required by law or executive order to close.
          “Closing Price” means, with respect to the Registrable Securities, as of the date of determination, (a) if the Registrable Securities are listed on a national securities exchange, the closing price per share or per $1,000 in principal amount with respect to Convertible Senior Notes of a Registrable Security on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or (b) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last trading price per share or per $1,000 in principal amount with respect to Convertible Senior Notes of a Registrable Security on such date; or (c) if there shall have been no trading on such date or if the Registrable Securities are not designated as national market system securities by the NASD, the average of the reported closing bid and asked prices of the Registrable Securities on such date as shown by The Nasdaq Stock Market, Inc. (or its successor) and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share or per $1,000 in principal amount with respect to Convertible Senior Notes determined in good faith by the Board of Directors. If trading is

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conducted on a continuous basis on any exchange, then the closing price shall be as set forth at 4:00 P.M. New York City time.
          “Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.
          “Common Stock” means (i) the Common Stock, par value $0.001 per share, of the Company, (ii) any other common stock of the Company, (iii) any securities of the Company or any successor or assign of the Company into which such stock described in clauses (i) and (ii) is reclassified or reconstituted or into which such stock is converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise or (iv) any securities received as a dividend or distribution in respect of the securities described in clauses (i), (ii), and (iii) above.
          “Company” has the meaning set forth in the preamble to this Agreement.
          “Company Underwriter” has the meaning set forth in Section 4(a) of this Agreement.
          “Convertible Note Registration Statement” has the meaning set forth in the definition of “Registration Default.”
          “Convertible Senior Notes” has the meaning set forth in the recitals to this Agreement.
          “Demand Registration” has the meaning set forth in Section 3(a) of this Agreement.
          “Designated Holder” means each of the Adelson Holders and Other Holders.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.
          “First Supplemental Indenture” has the meaning set forth in the recitals to this Agreement.
          “Hedging Counterparty” means a broker-dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof.
          “Hedging Transaction” means any transaction involving a security linked to the Registrable Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) under the Exchange Act) with respect to the Registrable Securities or transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Securities, including, without limitation, any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of

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exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:
          (a) transactions by a Designated Holder in which a Hedging Counterparty engages in short sales of Registrable Securities pursuant to a Prospectus and may use Registrable Securities to close out its short position;
          (b) transactions pursuant to which a Designated Holder sells short Registrable Securities pursuant to a Prospectus and delivers Registrable Securities to close out its short position;
          (c) transactions by a Designated Holder in which the Designated Holder delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a Prospectus or an exemption from registration under the Securities Act; and
          (d) a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, then sell the pledged shares, in each case, in a public transaction pursuant to a Prospectus.
          “Holders’ Counsel” has the meaning set forth in Section 8(a)(i) of this Agreement.
          “Incidental Registration” has the meaning set forth in Section 4(a) of this Agreement.
          “Indemnified Party” has the meaning set forth in Section 9(c) of this Agreement.
          “Indemnifying Party” has the meaning set forth in Section 9(c) of this Agreement.
          “Indenture” has the meaning set forth in the recitals to this Agreement.
          “Initial Public Offering” means the initial public offering of the shares of Common Stock of the Company pursuant to an effective Registration Statement filed under the Securities Act.
          “Initiating Holders” has the meaning set forth in Section 3(a) of this Agreement.
          “Inspector” has the meaning set forth in Section 8(a)(vii) of this Agreement.
          “IPO Effectiveness Date” means the date upon which the Company consummates the Initial Public Offering.

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          “Liability” has the meaning set forth in Section 9(a) of this Agreement.
          “Liquidated Damages” has the meaning set forth in Section 11(a) of this Agreement.
          “Lock-up Agreement” means, with respect to each Designated Holder, the lock-up agreement, dated the IPO Effectiveness Date, entered into by such Designated Holder with the underwriters of the Initial Public Offering.
          “Majority Designated Holders” means beneficial owners of Registrable Securities representing more than 50% of the total number of outstanding Registrable Securities (on an as-converted basis).
          “Market Price” means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding thirty (30) days on which the national securities exchanges are open for trading; provided, however, that if the Closing Price is determined pursuant to clause (d) of the definition of Closing Price, the “Market Price” means such Closing Price on the date of determination.
          “NASD” means the National Association of Securities Dealers, Inc.
          “Other Holders” means collectively William P. Weidner, Weidner Holdings, LLC, Bradley H. Stone, The Stone Crest Trust, Robert G. Goldstein, The Robert and Sheryl Goldstein Trust, SC Goldstein Holdings, LLC, David Friedman, Richard Heller, Dan Raviv, Harry D. Miltenberger and Charles D. Forman and the assignees of each of the foregoing as permitted by Section 2(d) of this Agreement.
          “Permitted Assignee” means, with respect to any Person, to the extent applicable, (i) such Person’s parents, spouse, siblings, children (including stepchildren and adopted children), childrens’ spouses, grandchildren or grandchildrens’ spouses thereof (“Family Members”), (ii) a trust, corporation, partnership or limited liability company, a majority of the beneficial interests of which shall be held by such Person, such Person’s Affiliates and/or such Person’s Family Members, (iii) such Person’s heirs, executors, administrators, estate or a trust under such Person’s will, (iv) an entity described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, that is established by such Person and (v) any Person to whom such Person transfers Registrable Securities representing at least 1% of the outstanding Common Stock as of the date of such transfer.
          “Permitted Withdrawal” has the meaning set forth in Section 3(g) of this Agreement.
          “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

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          “Pledgee” has the meaning set forth in Section 2.4(d).
          “Prospectus” means the prospectus related to any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415 (or any successor rule or regulation) under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.
          “Purchase Agreement” has the meaning set forth in the recitals to this Agreement.
          “Records” has the meaning set forth in Section 8(a)(vii) of this Agreement.
          “Registrable Securities” means, subject to Section 2(d)(i), (i) any and all shares of Common Stock now or hereafter owned by the Designated Holders or issued or issuable upon conversion of any convertible securities or exercise of any warrants or options now or hereafter held by any of the Designated Holders, (ii) the Convertible Senior Notes held by the Adelson Purchaser (or any Permitted Assignee or Affiliate of the Adelson Purchaser that hereafter holds any Convertible Senior Notes issued pursuant to the Indenture) and (iii) any shares of Common Stock issued or issuable upon conversion of any Convertible Senior Notes held by the Adelson Purchaser (or any Adelson Holder or Permitted Assignee to which the Adelson Purchaser may assign any Convertible Senior Notes) pursuant to the terms of the Indenture.
          “Registration Default” means (i) the failure of the Company to file any registration statement in respect of Registrable Securities described in clauses (ii) and (iii) of the definition thereof required to be filed pursuant to Section 5 hereof with the Commission within 90 days after request is made pursuant to the terms hereof (each, a “Convertible Note Registration Statement”), (ii) the failure of the Company to cause any Convertible Note Registration Statement to be declared effective by the Commission within 120 days after a request is made pursuant to the terms hereof or (iii) in the event that any Convertible Note Registration Statement required by this Agreement that is filed and declared effective and thereafter ceases to be effective or fails to be usable for its intended purpose prior to the end of the period specified in Section 8(a)(ii) hereof, the failure of the Company to succeed such Convertible Note Registration Statement immediately by a post-effective amendment to such Convertible Note Registration Statement or a new registration statement that cures such failure and that is itself immediately declared effective.
          “Registration Expenses” has the meaning set forth in Section 8(d) of this Agreement.
          “Registration Statement” means a Registration Statement filed pursuant to the Securities Act.
          “S-3 Initiating Holders” has the meaning set forth in Section 5(a) of this Agreement.

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          “S-3 Registration” has the meaning set forth in Section 5(a) of this Agreement.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Specified Holder” means (i) Daniel Raviv, (ii) any Permitted Assignee of Daniel Raviv and (iii) any Pledgee of any Person described in clauses (i) and (ii) above that complies with Section 2(d) of this Agreement.
          “Transfer Restricted Notes” means each Convertible Senior Note and each share of Common Stock issuable upon conversion thereof (and any security issued with respect thereto upon any stock dividend, split or similar event) until the earliest of the date on which such Convertible Senior Note or share of Common Stock, or any security issued with respect thereto upon any stock dividend, split or similar event, as the case may be: (i) has been transferred pursuant to a Registration Statement filed pursuant to Rule 415 of the Securities Act or another Registration Statement covering such Convertible Senior Note or shares of Common Stock which has been filed with the Commission pursuant to the Securities Act, in either case after such Registration Statement has become effective and while such Registration Statement is effective under the Securities Act; (ii) has been transferred pursuant to Rule 144 (or any similar provision then in force); (iii) may be sold or transferred pursuant to Rule 144 (or any successor provision promulgated by the Commission); or (iv) ceases to be outstanding.
          “Trustee” has the meaning set forth in the recitals to this Agreement.
          “Valid Business Reason” has the meaning set forth in Section 3(a) of this Agreement.
          2. GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT.
               (a) Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.
               (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities held by any Designated Holder will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement (except as provided by Section 2(d)), (ii) the entire amount of the Registrable Securities held by any Designated Holder may be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company, without any limitation as to volume pursuant to Rule 144 (or any successor rule or regulation) under the Securities Act or (iii) they have ceased to be outstanding.
               (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been

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effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security, whether or not currently exercisable, shall be deemed outstanding for the purposes of this Agreement.
               (d) Transfer of Registration Rights.
                    (i) Each Designated Holder may transfer or pledge Registrable Securities with the associated registration rights under this Agreement (including transfers occurring by operation of law or by reason of intestacy) to a Permitted Assignee, Affiliate of such Permitted Assignee or pledgee (“Pledgee”) only if (1) subject to the penultimate sentence of this Section 2(d), such Permitted Assignee or Pledgee agrees in writing to be bound as a Designated Holder by the provisions of this Agreement and (2) immediately following such transfer or pledge, the further disposition of such Registrable Securities by such Permitted Assignee or Pledgee would be restricted under the Securities Act and the entire amount of all such Registrable Securities could not be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company, without any limitation as to volume pursuant to Rule 144 (or any successor rule or regulation) under the Securities Act. Upon any transfer of Registrable Securities other than as set forth in this Section 2(d), such securities shall no longer constitute Registrable Securities, except that any Registrable Securities that are pledged or made the subject of a Hedging Transaction, which Registrable Securities are not ultimately disposed of by the Designated Holder pursuant to such pledge or Hedging Transaction shall, to the extent such Registrable Securities remain “restricted securities” under the Securities Act, be deemed to remain “Registrable Securities” notwithstanding the release of such pledge or the completion of such Hedging Transaction.
                    (ii) If a Designated Holder assigns its rights under this Agreement in connection with the transfer of less than all of its Registrable Securities, the Designated Holder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If a Designated Holder assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, such Designated Holder shall have no further rights or obligations under this Agreement, except under Section 8 hereof in respect of offerings in which it participated.
          3. DEMAND REGISTRATION.
               (a) Request for Demand Registration. Any Adelson Holder or Adelson Holders (each, an “Initiating Holder”) may make a written request to the Company to register, and the Company shall register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor form thereto) (a “Demand Registration”) the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect (i) a Demand Registration if the Initiating Holders, together with the Designated Holders (other than the Initiating Holders) which have requested to register securities in such registration pursuant to Section 3(b), propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of

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the Registrable Securities on the last date on which the Company could receive requests for inclusion in such Demand Registration under Section 3(b)) to the public of less than $20,000,000, (ii) any such Demand Registration commencing prior to the time permitted under the Lock-up Agreement of the Designated Holder, as such Lock-up Agreement may be amended or waived, or (iii) any such Demand Registration within ninety (90) days after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8 or any successor form thereto or an “automatic shelf registration” on Form S-3). If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a “Valid Business Reason”), the Company may (x) postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date when the Demand Registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than forty-five (45) days have passed since such withdrawal or postponement, the Initiating Holders may request a new Demand Registration). The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under this Section 3(a) more than once in any six (6) month period. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.
               (b) Incidental or “Piggy-Back” Rights with Respect to a Demand Registration. Each of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) may offer its Registrable Securities under any Demand Registration pursuant to this Section 3. Within five (5) days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days of the date on which the Company sent the written notice referred to in clause (i) above. Each such request by such Designated Holder shall specify the number of Registrable Securities proposed to be registered. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder’s rights under this Section 3(b) with respect to such Demand Registration. Any Designated Holder may waive its rights under this Section 3(b) prior to the expiration of such 10-day period by giving written notice to the Company.

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               (c) Effective Demand Registration. The Company shall use its commercially reasonable efforts to cause any such Demand Registration to become effective not later than the later of (i) ninety (90) days after it receives a request under Section 3(a) hereof and (ii) 90 days after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8 or any successor form thereto or an “automatic shelf registration” on Form S-3) that had been filed but not yet declared effective at the time such Demand Registration was made, in each case, subject to obtaining all required approvals from all applicable gaming authorities, and to remain continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold or (ii) 120 days.
               (d) Expenses. Except as provided in Section 8(d), the Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective.
               (e) Underwriting Procedures. If the Initiating Holders so elect, the Company shall use its commercially reasonable efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as set forth below. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration, to the extent of the amount that the Approved Underwriter believes may be sold without causing such material adverse effect, first, such number of Registrable Securities of the Designated Holders participating in the offering, which Registrable Securities shall be allocated pro rata among such Designated Holders participating in the offering (on an as converted basis), based on the number of Registrable Securities held by each such Designated Holder, second, any other securities of the Company requested by holders thereof to be included in such registration, which such securities shall be allocated pro rata among such stockholders, based on the number of the Company’s securities held by each such stockholder, and third, securities offered by the Company for its own account.
               (f) Selection of Underwriters. If any Demand Registration or S-3 Registration, as the case may be, of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain one or more investment banking firms of national reputation to act as the managing underwriter or underwriters of the offering; provided, however, that such firm shall, in any case, also be approved by the Initiating Holders or S-3 Initiating Holders, as the case may be, such approval not to be unreasonably delayed or withheld. Notwithstanding the foregoing, if any S-3 Registration of Registrable Securities is in the form of a Hedging Transaction, the S-3 Initiating Holders shall select and

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obtain an investment banking firm of national reputation to act as the managing underwriter (or the equivalent position) of the Hedging Transaction; provided, however, that such firm shall, in any case, also be approved by the Company, such approval not to be unreasonably delayed or withheld. An investment banking firm or firms selected pursuant to this Section 3(f) shall be referred to as the “Approved Underwriter” in this Agreement.
               (g) Withdrawal. An Initiating Holder shall be entitled to withdraw or revoke a request for a Demand Registration without the prior written consent of the Company if (i) as a result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions, such Initiating Holder reasonably determines that participation in such registration would have a material adverse effect on such Initiating Holder or (ii) if the Closing Price declines by more than ten percent (10%) from the date the Initiating Holder or Holders requested such Demand Registration (a “Permitted Withdrawal”). An Initiating Holder shall also be entitled to withdraw or revoke a request for a Demand Registration, notwithstanding that such withdrawal or revocation does not constitute a Permitted Withdrawal; provided, that, in such case, (i) the Initiating Holder receives the prior written consent of the Company to such withdrawal or (ii) the Initiating Holder pays all fees and expenses incurred by the Company in connection with such withdrawn registration. Any withdrawal of or revocation of a request for any Demand Registration by an Initiating Holder under this Section 3(g) (including the following sentence) shall constitute and effect an automatic withdrawal by all other Initiating Holders and by any Designated Holder participating in such Demand Registration pursuant to the provisions of Section 3(b). In addition, immediately upon determination of the price at which such Registrable Securities are to be sold, if such price is below the price which any Designated Holder participating in the Demand Registration finds acceptable, such Designated Holder shall then have the right, by written notice to the Company, to withdraw its Registrable Securities from being included in such Registration Statement.
          4. INCIDENTAL OR “PIGGY-BACK” REGISTRATION.
               (a) Request for Incidental Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor form thereto) or for the account of any stockholder of the Company other than Designated Holders pursuant to Sections 3 and 5 hereof, then the Company shall give written notice of such proposed filing to each of the Designated Holders at least twenty (20) days before the anticipated filing date, which notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities that each such Designated Holder may request (an “Incidental Registration”). The Company shall use its commercially reasonable efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the “Company Underwriter”) to permit each of the Designated Holders who has requested in writing to participate in the Incidental Registration pursuant to this Section 4(a) to include its Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein.

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Prior to the effective date of the Registration Statement with respect to which such Incidental Registration has been requested, immediately upon determination of the price at which such Registrable Securities are to be sold, if such price is below the price which any Designated Holder who requested to participate in the Incidental Registration finds acceptable, such Designated Holder shall then have the right, by written notice to the Company, to withdraw its request to have its Registrable Securities included in such Registration Statement. Any withdrawal of the Registration Statement by the Company for any reason shall constitute and effect an automatic withdrawal of any Incidental Registration related thereto. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter, and then only in such quantity as set forth below. If the Company Underwriter determines that the registration of all or part of the securities that have been requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such material adverse effect, first, all of the securities to be offered for the account of the Company, in the case of a Company initiated Incidental Registration, or the stockholders who have requested such Incidental Registration, in the case of a stockholder initiated Incidental Registration, second, such number of Registrable Securities of the Designated Holders requested to be included in such offering, which Registrable Securities shall be allocated pro rata among such Designated Holders participating in the offering (on an as converted basis), based on the number of Registrable Securities held by each such Designated Holder, and third, any other securities of the Company requested by the Company or stockholders to be included in such offering. The Majority Designated Holders may waive any right to participate in an Incidental Registration under this Section 4(a) in respect of any registration on behalf of all holders of Registrable Securities.
               (b) Expenses. Except as provided in Section 8(d), the Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.
          5. FORM S-3 REGISTRATION.
               (a) Request for a Form S-3 Registration. Upon the Company becoming eligible for use of Form S-3 (or any successor form thereto) under the Securities Act in connection with a public offering of its securities, in the event that the Company shall receive from (x) any Adelson Holder or Adelson Holders or (y) any Specified Holder or Specified Holders (collectively, the “S-3 Initiating Holders”) a written request that the Company register under the Securities Act on Form S-3 (or any successor form then in effect) (an “S-3 Registration”) all or a portion of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the other Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) at least twenty (20) days before the anticipated filing date of such Form S-3, which notice shall describe the proposed registration and offer such

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other Designated Holders the opportunity to register the number of Registrable Securities that each such Designated Holder may request in writing to the Company, given within ten (10) days of the date on which the Company sent the written notice of such registration. Each request for an S-3 Registration by the S-3 Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof; provided that no S-3 Initiating Holder that is a Specified Holder may request that the S-3 Registration be a firm commitment underwritten offering. With respect to each S-3 Registration, the Company shall, subject to Section 5(b), (i) include in such offering the Registrable Securities of the S-3 Initiating Holders and the Designated Holders (who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein) and (ii) use its commercially reasonable efforts to cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable but in no event earlier than 90 days after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8 or any successor form thereto or an “automatic shelf registration” on Form S-3) that had been filed with the Commission but not yet declared effective at the time such registration was requested, subject to obtaining all required approvals from all applicable gaming authorities. Notwithstanding the foregoing, immediately upon determination of the price at which such Registrable Securities are to be sold in a S-3 Registration that is a firm commitment underwritten offering, if such price is below the price which any Designated Holder participating in the S-3 Registration finds acceptable, such Designated Holder shall then have the right, by written notice to the Company, to withdraw its Registrable Securities from being included in such offering; provided, that such a withdrawal by any one of the S-3 Initiating Holders shall constitute and effect an automatic withdrawal by all other S-3 Initiating Holders and Designated Holders participating in such S-3 Registration.
               (b) Form S-3 Underwriting Procedures. If the S-3 Initiating Holders so elect, the Company shall use its commercially reasonable efforts to cause such S-3 Registration pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any S-3 Registration under Section 5(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, the Approved Underwriter and the S-3 Initiating Holders, and then only in such quantity as set forth below. If the Approved Underwriter believes that the registration of all or part of the Registrable Securities which the S-3 Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such material adverse effect, first, such number of Registrable Securities of the Designated Holders requested to be included in the offering pursuant to the terms of Section 5(a) hereof, which such Registrable Securities shall be allocated pro rata among such Designated Holders participating in the offering (on an as converted basis), based on the number of Registrable Securities held by such Designated Holder, and second, any

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other securities of the Company requested by the Company or other stockholders to be included in such registration.
               (c) Limitations on Form S-3 Registrations. If the Board of Directors has a Valid Business Reason, the Company may (x) postpone filing a Registration Statement relating to a S-3 Registration until such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date when the S-3 Registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to a S-3 Registration, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than forty-five (45) days have passed since such withdrawal or postponement, the S-3 Initiating Holder may request the prompt amendment or supplement of such Registration Statement or a new S-3 Registration). The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing, under either this Section or Section 3(a), due to a Valid Business Reason more than once in any six (6) month period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a), (i) within ninety (90) days after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8 or any successor form thereto or an “automatic shelf registration” on Form S-3), (ii) if the Specified Holders are the S-3 Initiating Holders and a Registration Statement on Form S-3 has previously been requested by the Specified Holders under Section 5(a) and declared effective (subject to the first sentence of this Section 5(c)), (iii) if Form S-3 is not available for such offering by the S-3 Initiating Holders or (iv) if the S-3 Initiating Holders, together with the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under Section 5(a)) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the last date on which the Company could receive requests for inclusion in such S-3 Registration under Section 5(a)) to the public of less than $20,000,000 (except with respect to a S-3 Registration requested by the Specified Holders in which all of the Registrable Securities held by the Specified Holders are registered).
                    (d) Expenses. Except as provided in Section 8(d), the Company shall bear all Registration Expenses in connection with any S-3 Registration pursuant to this Section 5, whether or not such S-3 Registration becomes effective.
          6. HEDGING TRANSACTIONS.
               (a) In any S-3 Registration, the S-3 Initiating Holders may elect to engage in a Hedging Transaction. The Company agrees that, in connection with any proposed Hedging Transaction, if, in the reasonable judgment of a firm of legal counsel designated by the Majority Designated Holders (after good-faith consultation with counsel to the Company),

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it is necessary or desirable to register under the Securities Act such Hedging Transaction or sales or transfers (whether short or long) of Registrable Securities in connection therewith, then the Company shall use all commercially reasonable efforts to file a Registration Statement on Form S-3 as may reasonably be required to register such Hedging Transactions or sales or transfers of Registrable Securities in connection therewith under the Securities Act in a manner consistent with the rights and obligations of the Company hereunder with respect to the registration of Registrable Securities. Any information regarding the Hedging Transaction included in a Registration Statement or Prospectus pursuant to this Section 6(a) shall be deemed to be information provided by the Designated Holders selling Registrable Securities pursuant to such Registration Statement for purposes of Section 9.
               (b) If in connection with a Hedging Transaction, a Hedging Counterparty or any Affiliate thereof is (or may be considered) an underwriter or selling stockholder, then it shall be required to provide customary indemnities to the Company regarding the Plan of Distribution and like matters.
               (c) The Company further agrees to include, under the caption “Plan of Distribution” (or the equivalent caption), in each Registration Statement and any related prospectus (to the extent such inclusion is permitted under applicable Commission regulations and is consistent with comments received from the Commission during any Commission review of the Registration Statement), language substantially in the form of Annex A hereto, and to include in each prospectus supplement filed in connection with any proposed Hedging Transaction language mutually agreed upon by the Company, the relevant Designated Holder and the Hedging Counterparty describing such Hedging Transaction.
     7. HOLDBACK AGREEMENTS.
               (a) Restrictions on Public Sale by Designated Holders.
                    (i) To the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, each Designated Holder (other than any Pledgee or Hedging Counterparty), agrees (x) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any successor rule or regulation) under the Securities Act, or offer to sell, contract to sell (including without limitation any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of any Registrable Securities and (y) except as otherwise consented to by the Company, not to make any request for a Demand Registration or S-3 Registration under this Agreement during the period beginning on the effective date of any Registration Statement relating to a registration in which Designated Holders of Registrable Securities are participating and ending on the ninetieth (90th) day following the actual effective date of such Registration Statement, or such other period (not to extend past 180 days after such effective date), if any, mutually agreed upon by such Designated Holder and the requesting party (except as part of such registration). In connection with the Initial Public Offering, in lieu of the foregoing provisions of this Section 7(a), each Designated Holder shall comply with the terms of its Lock-up Agreement.

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                    (ii) Notwithstanding anything herein to the contrary, no Pledgee or Hedging Counterparty shall be required to agree to any restriction on its ability to trade in any securities, including the restrictions set forth in this Section 7(a). The Designated Holders hereby agree that they shall act in good faith with respect to the restrictions set forth in Section 7(a) and shall take no action or omit to take any action with the intention of circumventing or evading the restrictions applicable to them under this 7(a).
               (b) Restrictions on Public Sale by the Company. Unless the Company shall have received the prior written consent of an Adelson Holder or Adelson Holders, in each case holding a majority of the aggregate Registrable Securities held by all Adelson Holders, the Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor form thereto), during the period beginning on the effective date of any Registration Statement relating to a registration in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 90 days after the actual effective date of such Registration Statement (except as part of such registration).
          8. REGISTRATION PROCEDURES.
               (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3, Section 4, or Section 5 of this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:
                    (i) prepare and file with the Commission (as promptly as practicable, but in any event not later than ninety (90) days after receipt of a request to file a Registration Statement with respect to Registrable Securities) a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide one firm of legal counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration (“Holders’ Counsel”) and any other Inspector (as hereinafter defined) with an opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company’s control, and (y) the Company shall notify the Holders’ Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

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                    (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 120 days (except in the case of a registration filed pursuant to Rule 415 of the Securities Act or any successor rule or regulation) and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;
                    (iii) furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act (or any successor rule or regulation) as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
                    (iv) register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;
                    (v) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
                    (vi) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3, Section 4 or Section 5, as the case may

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be) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in “road shows” and other information meetings organized by the Approved Underwriter or Company Underwriter;
                    (vii) make available at reasonable times for inspection by any managing underwriter or broker/dealer participating in any disposition of such Registrable Securities pursuant to a Registration Statement, any attorney retained by any such managing underwriter or broker/dealer and Holders’ Counsel (each, an “Inspector” and collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential. In the event that the Company is unsuccessful in preventing the disclosure of such Records, such seller agrees that it shall furnish only portion of those Records which it is advised by counsel is legally required and shall exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to those Records;
                    (viii) if such sale is pursuant to an underwritten offering, obtain “cold comfort” letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter reasonably requests;
                    (ix) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as

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the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;
                    (x) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
                    (xi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;
                    (xii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;
                    (xiii) use its commercially reasonable efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities, including but not limited to gaming authorities, as may be reasonably necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities; and
                    (xiv) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby and reasonably cooperate with the holders of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto.
               (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information required to be included in such Registration Statement by applicable securities laws or otherwise necessary or desirable in connection with the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing. If any seller of Registrable Securities fails to provide such information required to be included in such Registration Statement by applicable securities laws or otherwise necessary or desirable in connection with the disposition of such Registrable Securities in a timely manner after written request therefor, the Company may exclude such seller ‘s Registrable Securities from a registration under Sections 3, 4 or 5 hereof. Each Designated Holder shall promptly furnish to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company for use in connection with any such Registration Statement by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading.

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               (c) Notice to Discontinue. Each Designated Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(a)(v), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(a)(v) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Designated Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 8(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 8(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 8(a)(v).
               (d) Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with State securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification) and, if any Adelson Holder is participating in the registration, the reasonable legal fees, charges and expenses of one law firm designated by the holders of a majority of the Registrable Securities participating in any registration incurred by the Designated Holders in any such registration and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 8(d) are referred to herein as “Registration Expenses.” The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker’s commission or underwriter’s discount or commission relating to registration and sale of such Designated Holders’ Registrable Securities and shall, other than as set forth in clause (iv) above, bear the fees and expenses of their own counsel. Notwithstanding the foregoing, each Designated Holder (other than the Adelson Holders) agrees to pay or reimburse the Company for its pro rata portion of all Registration Expenses for any registration in which its Registrable Securities are included (based upon the number of Registrable Securities included in such registration (on an as converted basis)) and agrees that

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such expenses may be withheld by the Company from the offering proceeds payable to such Designated Holder.
          9. INDEMNIFICATION; CONTRIBUTION.
               (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Designated Holder, its partners, directors, officers, affiliates, members, employees, trustees and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Sections 8(b) and 9(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.
               (b) Indemnification by Designated Holders. Each Designated Holder agrees severally to indemnify and hold harmless the Company, the other Designated Holders who participate in the Registration Statement, any underwriter retained by the Company and each Person who controls the Company, the other Designated Holders who participate in the Registration Statement or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders (including indemnification of their respective partners, directors, officers, members, employees and trustees), but only to the extent that Liabilities arise out of or are based upon a statement or alleged statement or an omission or alleged omission that was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such Registration Statement or prospectus, including, without limitation, the information furnished to the Company pursuant to Section 8(b) and this Section 9(b); provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 9(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.
               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification or contribution hereunder (the “Indemnified Party”) agrees to give

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prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. Each Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such expenses shall be reimbursed as incurred. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding. Notwithstanding the foregoing, if at any time an Indemnified Party shall have requested the Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by this Section 9, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without the Indemnifying Party’s written consent if (i) such settlement is entered into more than thirty (30) business days after receipt by the Indemnifying Party of the aforesaid request and (ii) the Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request or contested the reasonableness of such fees and expenses prior to the date of such settlement.
               (d) Contribution. If the indemnification provided for in this Section 9 from the Indemnifying Party is unavailable to an Indemnified Party hereunder or insufficient to hold harmless an Indemnified Party in respect of any Liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall

Registration Rights Agreement	Page 25 of 37

contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(a), 9(b) and 9(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by any Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          10. RULE 144. The Company covenants that from and after the IPO Effectiveness Date it shall take such action as may be required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.
          11. MISCELLANEOUS.
               (a) Registration Defaults; Effect Under Indenture and Convertible Senior Notes. In the event that a Registration Default shall occur, the Company shall pay to each holder of the Convertible Senior Notes issued to the Adelson Purchaser pursuant to the Purchase Agreement (whether such Convertible Senior Notes continue to be held by the Adelson Purchaser or another Adelson Holder) that are Transfer Restricted Securities during any period in which a Registration Default has occurred or is continuing in an amount (the “Liquidated Damages”) equal to: (i) one-half of one percent (50 basis points) per annum per $1,000 principal amount of Convertible Senior Notes constituting Transfer Restricted Notes held by any such holder for the period up to and including the 90th day during which such Registration Default has occurred and is continuing; and (ii) one percent (100 basis points) per annum per $1,000 principal amount of Convertible Senior Notes constituting Transfer Restricted Notes held by any such holder for the period including and

Registration Rights Agreement	Page 26 of 37

subsequent to the 91st day during which such Registration Default has occurred and is continuing. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Defaults. All accrued Liquidated Damages shall be paid by the Company on each Interest Payment Date (as such term is defined in the Indenture) in cash to the date of such cure and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The parties hereto agree that the Liquidated Damages provided for in this Section 11(a) constitute a reasonable estimate of the damages that may be incurred by holders of Convertible Senior Notes by reason of a Registration Default and that such Liquidated Damages are the only monetary damages available to such holders in the event of a Registration Default.
               (b) Stock Splits, etc. The provisions of this Agreement shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.
               (c) No Inconsistent Agreements. The Company hereby represents and warrants that it has not previously entered into any agreement granting registration rights to any Person with respect to any securities of the Company. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities that are not Registrable Securities which rights are inconsistent with the rights granted in this Agreement.
               (d) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.
               (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by the Company and Designated Holders holding more than 50% of the Registrable Securities; provided, however, that no amendment, modification, supplement, waiver or consent to depart from the provisions hereof shall be effective if such amendment, modification, supplement, waiver or consent to depart from the provisions hereof materially and adversely affects the substantive rights or obligations of one Designated Holder, or group of Designated Holders, without a similar and proportionate effect on the substantive rights or obligations of all Designated Holders, unless each such disproportionately affected Designated Holder consents in writing thereto.
               (f) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery.

Registration Rights Agreement	Page 27 of 37

          All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 11(e) designate another address or Person for receipt of notices hereunder.
               (g) Permitted Assignees; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the permitted assignees of the parties hereto as provided in Section 2(d). Except as provided in Section 9, no Person other than the parties hereto and their permitted assignees is intended to be a beneficiary of this Agreement.
               (h) Counterparts; Headings.
          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
               (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.
               (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.
               (k) Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.
[Agreement Continues on Page 29]

Registration Rights Agreement	Page 28 of 37

               (l) Entire Agreement.
          This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.
               (m) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.
               (n) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.
          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

/s/ Sheldon G. Adelson
Sheldon G. Adelson

SHELDON G. ADELSON 2002 REMAINDER TRUST
By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

Registration Rights Agreement	Page 29 of 37

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

SHELDON G. ADELSON 2005 FAMILY TRUST U/D/T DATED APRIL 25, 2005
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

DR. MIRIAM AND SHELDON G. ADELSON CHARITABLE TRUST U/D/T DATED DECEMBER 12, 1994
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

ESBT Y TRUST U/D/T DATED OCTOBER 1, 2002
By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

[Signature Page to Registration Rights Agreement]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

ESBT S TRUST U/D/T DATED OCTOBER 1, 2002
By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

QSST A TRUST U/D/T DATED OCTOBER 1, 2002
By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

[Signature Page to Registration Rights Agreement]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

QSST M TRUST U/D/T DATED OCTOBER 1, 2002
By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

SHELDON G. ADELSON 2004 REMAINDER TRUST U/D/T MAY 31, 2004
By:	/s/ Dr. Miriam Adelson
Dr. Miriam Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

[Signature Page to Registration Rights Agreement]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

SHELDON G. ADELSON 2007 TWO YEAR LVS ANNUITY TRUST U/D/T DATED MAY 1, 2007
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

SHELDON G. ADELSON 2007 THREE YEAR LVS ANNUITY TRUST U/D/T DATED MAY 1, 2007
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

SHELDON G. ADELSON JULY 2007 TWO YEAR LVS ANNUITY TRUST U/D/T DATED JULY 30, 2007
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

[Signature Page to Registration Rights Agreement]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

SHELDON G. ADELSON JULY 2007 THREE YEAR LVS ANNUITY TRUST U/D/T DATED JULY 30, 2007
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

SHELDON G. ADELSON APRIL 2008 TWO YEAR LVS ANNUITY TRUST U/D/T DATED APRIL 1, 2008
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

SHELDON G. ADELSON APRIL 2008 THREE YEAR LVS ANNUITY TRUST U/D/T DATED APRIL 1, 2008
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Irwin Chafetz
Irwin Chafetz
Trustee

[Signature Page to Registration Rights Agreement]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

SHELDON G. ADELSON JULY 2008 TWO YEAR LVS ANNUITY TRUST U/D/T DATED JULY 28, 2008
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

SHELDON G. ADELSON JULY 2008 THREE YEAR LVS ANNUITY TRUST U/D/T DATED JULY 28, 2008
By:	/s/ Sheldon G. Adelson
Sheldon G. Adelson
Trustee

By:	/s/ Timothy D. Stein
Timothy D. Stein
Trustee

[Signature Page to Registration Rights Agreement]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

LAS VEGAS SANDS CORP.
By:	/s/ William P. Weidner
	Name:	William P. Weidner
	Title:	President, Chief Operating Officer and Secretary

[Signature Page to Registration Rights Agreement]

Annex A
Plan of Distribution
          A selling stockholder may also enter into hedging and/or monetization transactions. For example, a selling stockholder may:
•	enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a selling stockholder and engage in short sales of our common stock under this prospectus, in which case the other party may use shares of our common stock received from the selling stockholder to close out any short position;
•	sell short our common stock under this prospectus and use shares of our common stock held by the selling stockholder to close out any short position;
•	enter into options, forwards or other transactions that require the selling stockholder to deliver, in a transaction exempt from registration under the Securities Act, shares of our common stock to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a selling stockholder and publicly resell or otherwise transfer shares of our common stock under this prospectus;
•	loan or pledge shares of our common stock to a broker-dealer or affiliate of a broker-dealer or other third party who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, become a selling stockholder and sell the pledged shares, under this prospectus; or
•	enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the selling stockholder or borrowed from the selling stockholder or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from the selling stockholder in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post effective amendment).

Annex A to Registration Rights Agreement	Page 37 of 37